February 22, 2023 Dun & Bradstreet Investor Day

2 Agenda 8:30 a.m. Registration & Refreshments 9:00 a.m. Introduction - Bryan Hipsher, Chief Financial Officer 9:05 a.m. Company Overview - Anthony Jabbour, Chief Executive Officer 9:20 a.m. North America Strategy - Ginny Gomez, President, North America 9:40 a.m. International Strategy - Neeraj Sahai, President, International 10:00 a.m. Refreshment Break 10:20 a.m. Data & Technology Panel Discussion - Gary Kotovets, Chief Data & Analytics Officer - Mike Manos, Chief Technology Officer Moderator: Bryan Hipsher 10:40 a.m. Financial Overview - Bryan Hipsher 11:00 a.m. Executive Q&A - Anthony Jabbour - Bryan Hipsher 11:30 a.m. Demos & Refreshments Dun & Bradstreet Investor Day 2023

3 Master Data Management Dun & Bradstreet Product Showcase 1 2 3 4 Digital Marketing D&B Hoovers D&B Finance Analytics D&B Risk Analytics (ESG Intelligence)5 6 7 D&B Risk Analytics (Supply Chain Intelligence) Small Business Dun & Bradstreet Investor Day 2023

Forward Looking Statements & Other Information The statements contained in this report that are not purely historical are forward-looking statements, including statements regarding expectations, hopes, intentions or strategies regarding the future. Forward- looking statements are based on Dun & Bradstreet’s management’s beliefs, as well as assumptions made by, and information currently available to, them. Forward-looking statements can be identified by words such as "anticipates," "intends," "plans," "seeks," "believes," "estimates," "expects" and similar references to future periods, or by the inclusion of forecasts or projections. Examples of forward-looking statements include, but are not limited to, statements we make regarding the outlook for our future business and financial performance, such as those contained in "Management’s Discussion and Analysis of Financial Condition and Results of Operations" ("MD&A"). Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected. It is not possible to predict or identify all risk factors. Consequently, the risks and uncertainties listed below should not be considered a complete discussion of all of our potential trends, risks and uncertainties. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. The risks and uncertainties that forward-looking statements are subject to include, but are not limited to: (i) our ability to implement and execute our strategic plans to transform the business; (ii) our ability to develop or sell solutions in a timely manner or maintain client relationships; (iii) competition for our solutions; (iv) harm to our brand and reputation; (v) unfavorable global economic conditions including, but not limited to, volatility in interest rates, foreign currency markets, inflation and supply chain disruptions; (vi) risks associated with operating and expanding internationally; (vii) failure to prevent cybersecurity incidents or the perception that confidential information is not secure; (viii) failure in the integrity of our data or systems; (ix) system failures and personnel disruptions, which could delay the delivery of our solutions to our clients; (x) loss of access to data sources or ability to transfer data across the data sources in markets where we operate; (xi) failure of our software vendors and network and cloud providers to perform as expected or if our relationship is terminated; (xii) loss or diminution of one or more of our key clients, business partners or government contracts; (xiii) dependence on strategic alliances, joint ventures and acquisitions to grow our business; (xiv) our ability to protect our intellectual property adequately or cost-effectively; (xv) claims for intellectual property infringement; (xvi) interruptions, delays or outages to subscription or payment processing platforms; (xvii) risks related to acquiring and integrating businesses and divestitures of existing businesses; (xviii) our ability to retain members of the senior leadership team and attract and retain skilled employees; (xix) compliance with governmental laws and regulations; (xx) risks related to the voting letter agreement among and registration and other rights held by certain of our largest shareholders; (xxi) an outbreak of disease, global or localized health pandemic or epidemic, or the fear of such an event (such as the COVID-19 global pandemic), including the global economic uncertainty and measures taken in response; (xxii) the short- and long-term effects of the COVID-19 global pandemic, including the pace of recovery or any future resurgence; (xxiii) increased economic uncertainty related to the ongoing conflict between Russia and Ukraine and associated trends in macroeconomic conditions, and (xxiv) the other factors described under the headings “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and elsewhere in our consolidated financial statements for the year ended December 31, 2021, included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission ("SEC") on February 24, 2022, our other Quarterly Reports and the Company’s other reports or documents filed with the SEC. The following discussion and analysis of Dun & Bradstreet Holdings, Inc.’s financial condition and results of operations is provided as a supplement to the unaudited condensed consolidated financial statements for the three and nine months ended September 30, 2022, and should be read in conjunction with the audited consolidated financial statements for the year ended December 31, 2021, our “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 24, 2022. References in this discussion and analysis to “the Company,” “Dun & Bradstreet,” “D&B,” “we,” “us” and “our” refer to Dun & Bradstreet Holdings, Inc. and its subsidiaries. The Presentation also includes certain financial information that is not presented in accordance with Generally Accepted Accounting Principles (“GAAP”), including, but not limited to, Adjusted Revenue, Organic Revenue, EBITDA, Adjusted EBITDA, Adjusted EBITDA margin, Adjusted Net Income, and certain ratios and other metrics derived therefrom. These non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing the Company’s financial results. Further, it is important to note that non-GAAP financial measures should not be considered in isolation and may be considered in addition to GAAP financial information but should not be used as substitutes for the corresponding GAAP measures. It is also important to note that EBITDA, Adjusted EBITDA for specified fiscal periods have been calculated in accordance with the definitions thereof as set out in our public disclosures and are not projections of anticipated results but rather reflect permitted adjustments. Additionally, this Presentation contains forward-looking financial measures presented on a non-GAAP basis without reconciliation to the most directly comparable GAAP measure due to the inherent difficulty, without unreasonable efforts, in forecasting and quantifying with reasonable accuracy significant items required for this reconciliation. You should be aware that Dun & Bradstreet’s presentation of these and other non-GAAP financial measures in this Presentation may not be comparable to similarly-titled measures used by other companies. Dun & Bradstreet Investor Day 2023

Anthony Jabbour Chief Executive Officer Igniting Global Commerce Dun & Bradstreet Investor Day 2023

6 We deliver trusted insights so organizations can ignite global commerce Our Mission is to deliver a global network of trust, enabling clients to transform uncertainty into confidence, risk into opportunity and potential into prosperity For almost 200 years, companies have trusted Dun & Bradstreet to deliver timely answers that matter most Dun & Bradstreet Investor Day 2023 $2.2B FY 2022 Adj. Revenue 93% of Fortune 500 are Clients 200K Clients globally 39% FY 2022 Adj. EBITDA Margin 96% 2022 Revenue Retention 256 Countries and territories in Data Cloud 508M Total Businesses in Data Cloud

7 Our Executive Team Anthony Jabbour Chief Executive Officer Bryan Hipsher Chief Financial Officer Neeraj Sahai President, International Ginny Gomez President, North America Roslynn Williams Chief People Officer Joe Reinhardt Chief Legal Officer Michele Caselnova Chief Sustainability & Communications Officer Gary Kotovets Chief Data & Analytics Officer Mike Manos Chief Technology Officer Rich Kulesa Chief Risk Officer Peter Horowitz Chief Strategy Officer Today’s Presenters Dun & Bradstreet Investor Day 2023

8 Best-in-Class Proprietary Data Powers Differentiated Decisioning and Analytics Capabilities TRADITIONAL DATA ALTERNATIVE DATA ANALYTICS • Private Data - Third-Party Vendors, Clients • Public Records • National Tax Registries • Social Networks • Business Websites • Custom Research • Public Registries • Chamber of Commerce • Insolvency Records • Financial Filings & Statements • Foot Traffic • Geospatial • Consumer • Shipping • Social • Climate • Utility • Real Estate • Business Health Risk • Supply Chain • ESG • Fraud • Delinquency Consumer • Business Disruption • Critical Supplier MASTER DATA MANAGEMENT • Entity Resolution • Cleansing • Normalizing • Enriching Dun & Bradstreet Investor Day 2023

Comprehensive, End-to-End Solutions

dun & bradstreet Data Cloud

D U N S

Finance & Risk (~60% of Revenue) | **Sales & Marketing (~40% of Revenue)**

	FINANCE	THIRD PARTY RISK & COMPLIANCE	MASTER DATA	MARKETING	SALES
	Mitigate credit risk and improve collections	Drive informed third-party relationship decisions	Maximize the value of consistent core data	Segment, target & capture new prospects	Accelerate path from prospect to profitable customer
Key Decision Maker:	**Chief Financial Officer**	**Chief Procurement Officer**	**Chief Data & Analytics Officer**	**Chief Marketing Officer**	**Chief Revenue Officer**

Data, Analytics and Insights

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Dun & Bradstreet Investor Day 2023

10 We have a large Total Addressable Market $90 Billion Total Addressable Market¹ ¹ IDC Worldwide Big Data and Analytics Software Forecast, 2022–2026 - Doc # US48083022, July 2022, Company Estimates Sales & Marketing Governance, Risk & Compliance Who should I do business with? Key Growth Drivers: • Growing recognition of analytics and data-informed credit decisioning • Growth in data creation, including from non-traditional data sources • Improving analytical capabilities to better synthesize available data Who can I do business with? Key Growth Drivers: • Continually evolving regulatory landscape • Outsourced and automated compliance functions • Increased investor scrutiny and focus on corporate responsibility Who could I do business with? Key Growth Drivers: • Increasing need to reach specific segments with targeted messages • Critical need for MDM in providing an accurate view of the customer • Intent data to understand planned purchasing decisions Credit Decisioning Dun & Bradstreet Investor Day 2023

Enhancing Technology, Data & Analytics

Where we were…

- Minimal investment
- Various API strategies, duplicative solutions led to confusion
- Slow to process data
- Limited ability to scale solutions
- Existing core common data set not distributed/available to all solutions

What we did…

- Simplified data supply chain complexity by 30%, increasing throughput 10X across 100s of products
- Created global consistency in data quality governance with robust market standard practices
- 40% growth of business coverage and 8x improvement of contact data coverage
- Evolved scores and indices to leverage ML and AI capabilities

How do we know?



Reduced the number of data quality issues reaching our clients by **7x**



Contact coverage of key decision makers grew from 7M to **58M** globally

UBO coverage nearly tripled
from 2019 to 2022


108M
243M
276M
313M
2019
2020
2021
2022

Dun & Bradstreet Investor Day 2023
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12 How do we know? Developing Innovative Solutions • Little innovation or differentiation • Slow migration strategy • Sub-optimal contract structure • Few global solutions in International markets Where we were… What we did… Vitality Index 60% Growth YOY in 4+ Year Contracts 15% New Solutions 100 Dun & Bradstreet Investor Day 2023 • Shifted investment focus to innovation in 2021 • Upgraded platforms and migrated over 20k clients • Selected strategic partners for co-innovation • Localized and expanded global solutions

13 Were (2019) Are (2022) Adjusted Revenue Adjusted EBITDA Adjusted EBITDA Margin Net Leverage (incl. Preferred Equity) $1,716 $569 $2,225 $864 33% 39% 9X 4X +30% +52% +570 -5.0X bps Great Results in Turbulent Markets Where we were, where we are… (1) “Were (2019)” represents results for the year ended December 31, 2018 (2) Refer to Appendix for a reconciliation of GAAP to Non-GAAP financial measures Dun & Bradstreet Investor Day 2023

14 What's Next… Macro Trends Underpin our Growth Strategies Environmental, Social & Governance Increasing focus by clients, driven by pressure from shareholders and customers Growing Regulatory & Privacy Considerations Fast-changing regulations, including AI, technology, privacy and data risks, lead to need for more insights Supply Chain Disruption Increasing macroeconomic and geopolitical disruption require better supply chain planning and execution Digital Transformation Accelerating adoption of online channels to engage customers and prospects Dun & Bradstreet Investor Day 2023

15 What's next… Technology, Data, Analytics & Innovation Technology, Data & Analytics Innovative Solutions Fully leveraged hybrid cloud infrastructure Complete data supply chain modernization Integrate AI and ML investments into next- gen data linkage and match capabilities Continued Data Cloud competitiveness Complete and enhance integrations of D&B Data Marketplace with other large- scale commercial marketplaces Capitalize on high growth areas: supply chain, fraud, ESG, and digital audiences Enter into new vertical markets Extend leadership position in master data management Pricing as a lever of growth Leverage alliances to expand offerings Dun & Bradstreet Investor Day 2023

16 Targets What's next… Strengthening Financial Profile Mid to High Single Digit Low 40’s High Single to Low Double Digit Organic Revenue Growth Adjusted EBITDA Margin Net Earnings Growth Leverage Reduction -0.5X to -1X Dun & Bradstreet Investor Day 2023

17 Dun & Bradstreet Key Takeaways Proven Track Record: Clear global vision and strategy Significant operational efficiency gains Strengthened data and technology foundation to deliver accelerated growth Revitalized product innovation Confidence Ahead: Accelerating Revenue Growth Expanding Margins Reducing Leverage and Strengthening Balance Sheet Disciplined Capital Allocation Ability to Anticipate Change, Pivot and Respond Quickly Dun & Bradstreet Investor Day 2023

Ginny Gomez President, North America Igniting Commerce North America Dun & Bradstreet Investor Day 2023

19 North America Highlights • Diverse portfolio balanced across: • Products and solutions • Client segments • Verticals • Deeply entrenched in 95% of Fortune 100 • Growing segment of small businesses • Strong client retention rates at 96% • Longevity of top 200 clients is 19-years Key Takeaway • Executing on growth agenda through product innovation and GTM execution; delivered 50+ products in 2022 • Enterprise sales growth 8% Dun & Bradstreet Investor Day 2023

20 Were (2019) Are (2022) North America Accomplishments: Where We Were & Where We Are… Flat 94% 3% 96% ~20% ~50% 2% 12% Revenue Growth Revenue Retention Rate Multi-Year Contracts Vitality Index Dun & Bradstreet Investor Day 2023

21 Tailwinds for North America Growth Capitalize on new and expanding use cases regarding sustainability and climate risk Expand illumination of supply chains and associated risks Underwrite with trusted data during economic uncertainty Accelerate use of digital audiences through “always on” activation endpoints Become the “persistent identifier” in post-cookie world Capture growth from 53% increase in new business applications (2019 – 2021) Dun & Bradstreet Investor Day 2023

22 North America – Finance & Risk Solutions • Largest solution, Finance, highly integrated into client workflows, mission critical data and decisioning • Fastest growing solution, Risk and Compliance, newest solution suite with 8 quarters of double-digit growth • Small Business is evolving through growing in new offerings, eCommerce channel and partner marketplace • Government has dedicated solutions for defense, civilian and intelligence primarily in finance and risk Dun & Bradstreet Investor Day 2023

Comprehensive Suite of Finance & Risk Solutions

D&B Data Cloud

Scalable, modern solutions to address today's Finance challenges and power improved performance

Master Data & Analytics

- Build Credit
- Extend Credit
- Manage Portfolio Risk
- Automate Decisions
- Manage Third-Party Risk
- Ensure Regulatory Compliance

Cleanse & Maintain

D&B Direct (API)
Deliver customer insights directly into CRMs and other risk applications

D&B Connect: Discover
Automated match and append for Credit & Risk decisioning without manual intervention

D&B Connect: Manage
Deliver master data management as a service, along with risk and financial data, directly into ERPs and CRMs

Assess & Manage

Finance Analytics
Real-time access to complete and up-to-date global credit data

Receivables Intelligence
Get paid faster by combining D&B risk data with automated collection workflows

Fraud Risk Insights
Fight B2B fraud with multi-dimensional insights

Cyber Risk Insights
Fight cyber risk with multi-dimensional insights

Country Insight
Monitor changes in business environment of individual countries

Enterprise Risk Assessment Manager
Manage credit decisioning platforms that require complex integrations

D&B Analytics Studio
Combine your own data sources with D&B data or alternative data sources in a secure platform to conduct deep analysis

Consumer Blended Score
Suite of predictive scores, designed for small business credit decisioning that integrates commercial & consumer data

SMB Risk (SBRI & SBFE)
Gain greater insights into small business risk performance through a give-to-get consortium of Financial Institutions

D&B Navigate
Proactively monitor and build credit history, your business's risk ratings, and monitor in real time

SMB Launch & DUNS Registered Seal
helps companies establish positive reputation, legitimacy and an operational foundation to their business

Plaid Commercial Banking
Integration with Plaid Commercial Banking data to augment SMB scores

Onboard & Illuminate

Risk Analytics
Automate onboarding of suppliers and customers, inclusive of ESG Intelligence

ESG Intelligence
Leverage ESG insights to manage risk & increase supply chain resiliency

Compliance Intelligence
Facilitate global KYC / AML compliance

Supply Chain Intelligence
Manage and mitigate supply chain risk

Network Intelligence
Identify individuals with multiple roles & ownerships within your 3rd party network

Disruption Analytics
Identify risks due to business disruptions from specific events

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Dun & Bradstreet Investor Day 2023

New Market Opportunities to Fuel Growth

- **B2B Fraud** solutions are critical as fraud continues to be a challenge in a market that currently relies on B2C data
- **ESG** is poised for growth as regulations expand globally, across multiple use cases
- **Small businesses** are focused on gaining access to capital to improve cashflows and grow revenues
- **Alternative credit assets** such as activity signals, cash flow data and blended scores are modernizing credit lending
- **Supply Chain disruption** solutions solve major pain points by automating supply chain illumination, risk detection and identification of alternative suppliers

Category	TAM ($bn)	CAGR
Commercial Fraud[1]	$11.0B	21.5% (2021-2026)
ESG[2]	$2.4B	21.8% (2019-2025)
Small Business[3]	$10.0B	11.9% (2019-2023)
Supply Chain[4]	$5.8B	7.6% (2021-2026)

1 MarketsandMarkets, Fraud Detection and Prevention Market Size, Share and Global Market Forecast to 2026
2 Outsell's Leadership Community, ESG Data Platforms Segment View 2022
3 US SBA Small Business Administration, Annual Small Business Profiles, 2018 - 2022
4 IDC Worldwide GRC Software Forecast, 2021 – 2025 and IDC Worldwide Procurement Applications Forecast, 2022 - 2026

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Dun & Bradstreet Investor Day 2023

25 Dun & Bradstreet Investor Day 2023 Click to watch: https://dnb-bsp.hubs.vidyard.com/watch/xuc7TqLJN41QVbCahnLrcm?

New Market Opportunities to Fuel Growth

- **B2B Fraud** solutions are critical as fraud continues to be a challenge in a market that currently relies on B2C data
- **ESG** is poised for growth as regulations expand globally, across multiple use cases
- **Small businesses** are focused on gaining access to capital to improve cashflows and grow revenues
- **Alternative credit assets** such as activity signals, cash flow data and blended scores are modernizing credit lending
- **Supply Chain disruption** solutions solve major pain points by automating supply chain illumination, risk detection and identification of alternative suppliers

Category	TAM ($bn)	CAGR
Commercial Fraud[1]	$11.0B	21.5% (2021-2026)
ESG[2]	$2.4B	21.8% (2019-2025)
Small Business[3]	$10.0B	11.9% (2019-2023)
Supply Chain[4]	$5.8B	7.6% (2021-2026)

1 MarketsandMarkets, Fraud Detection and Prevention Market Size, Share and Global Market Forecast to 2026
2 Outsell's Leadership Community, ESG Data Platforms Segment View 2022
3 US SBA Small Business Administration, Annual Small Business Profiles, 2018 - 2022
4 IDC Worldwide GRC Software Forecast, 2021 – 2025 and IDC Worldwide Procurement Applications Forecast, 2022 - 2026

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Dun & Bradstreet Investor Day 2023

27 North America Sales & Marketing Solutions Sales & Marketing spans the entire revenue generation lifecycle Largest solution, Master Data Management, represents over half the revenue, growing high single digits Fastest growing solution, Digital Audiences, leveraging Eyeota acquisition, and growing double-digits Transformation of Sales Acceleration and other legacy solutions from underinvested in assets to growth opportunities (i.e., D&B Hoover’s) through expanded data coverage, GTM improvements and new products add-ons Dun & Bradstreet Investor Day 2023

Comprehensive Suite of Sales & Marketing Solutions

D&B Data Cloud

Scalable, modern solutions to address today's Finance challenges and power improved performance

Master Data & Analytics

- Create a Single View of Customers & Contacts
- Cleanse, Enrich & Monitor Data
- Prioritize Leads & Accounts
- Activate Omni Channel Capabilities
- Create TAM & territory analysis
- Generate lead routing

Target

D&B Connect: Integrations
Build low-code, no-code integrations to Dun & Bradstreet's Data Blocks from over 450 systems/applications

D&B Connect: Discover
Self-serve data management including match & enrich via file or API

D&B Connect: Manage
Leverage AI/ML to resolve nearly 100% of records and create trusted Golden Records

D&B Connect for Salesforce
Realize the true potential of your CRM with quality, trusted data directly from Salesforce

D&B Direct (API)
Integrate D&B's data and analytics directly into your own applications through an API

D&B Optimizer
Empower your sales and marketing teams with more accurate, actionable B2B data

D&B Buyer Intent
Reach your in-market buyers when it matters the most

Contact Match
Ability to match on a person/contact in addition to a business

MDR ConnectED Data Cloud
Instant access to education data to create email and direct mail lists for K-12 schools, colleges, public libraries, and day cares

D&B Integration Manager
Customize your match experience with an on-prem or hosted platform

Audience Targeting
Deliver a true omni-channel experience and power up your programmatic, social, and TV campaigns

Activate

Market Insight
An innovative data analysis and visualization tool that allows you to better understand your customers and opportunities

D&B Rev.Up ABX
Target the right buyers and personalize engagement across channels with account-based experiences at scale

Eyeota Data Marketplace
Provides global privacy-compliant audience targeting for agencies and brands

Eyeota Audience Targeting
International D&B Audiences for targeting

Visitor Intelligence
Profile web visitors, deliver real-time personalization to enhance website engagement and turn unknown visitors into leads

MDR ConnectED Reach
Activate multichannel campaigns with targeted education data across email, advertising, and social channels

Eyeota Data Onboarding
Enables targeting with the power of offline data in digital channels

Netwise Business to Consumer Identity Graph
Enables enhancement of B2B data with consumer IDs and attributes

Engage

WeAreTeachers
WeAreTeachers engages our educator audience with your brand on the web, social media, advertising and print.

D&B Hoovers
Drive sales prospecting

D&B Hoovers Audience Builder
Visualize sales opportunities

D&B Hoovers Essentials
B2B sales intelligence tool streamlined for sellers

D&B Hoovers Everywhere
Access sales intelligence on the go

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Dun & Bradstreet Investor Day 2023

29 New Market Opportunities to Fuel Growth • D-U-N-S is positioned to be ”the digital identifier” today and in the post-third-party cookie world • The shift to programmatic advertising with “always on” data access has created a quick path to gain audiences • Mid-market companies are increasing usage of Sales Acceleration tools and embedding directly into the sales motion • Master data management has become a necessary step given the importance of knowing customers and linking to first-party data Digital Marketing1 $5.3B 19% (2022 – 2023) Master Data3 $14.2B 4.3% (2022-2026) Rev Ops2 $5.0B 15% (2022 – 2026) Category TAM ($bn) CAGR 1 Outsell Annual Information Industry Outlook 2023 2 Gartner Account Based Marketing Market Guide, 2022 3 IDC Worldwide Data-as-a-Service Organization Domain Forecast, 2022-2026; Gartner Magic Quadrant for MDM Solutions, Dec, 2021 Dun & Bradstreet Investor Day 2023

30 Dun & Bradstreet Investor Day 2023 Click to watch: https://dnb-bsp.hubs.vidyard.com/watch/XpVXshM4ZBRHwzY2pB58ou? Dun & Bradstreet Investor Day 2023

31 New Market Opportunities to Fuel Growth Digital Marketing1 $5.3B 19% (2022 – 2023) Category TAM ($bn) CAGR • D-U-N-S is positioned to be ”the digital identifier” today and in the post-third-party cookie world • The shift to programmatic advertising with “always on” data access has created a quick path to gain audiences • Mid-market companies are increasing usage of Sales Acceleration tools and embedding directly into the sales motion • Master data management has become a necessary step given the importance of knowing customers and linking to first-party data Master Data3 $14.2B 4.3% (2022-2026) Rev Ops2 $5.0B 15% (2022 – 2026) 1 Outsell Annual Information Industry Outlook 2023 2 Gartner Account Based Marketing Market Guide, 2022 3 IDC Worldwide Data-as-a-Service Organization Domain Forecast, 2022-2026; Gartner Magic Quadrant for MDM Solutions, Dec, 2021 Dun & Bradstreet Investor Day 2023

32 Driving Efficiency and Compliance across the organization IBM is a leading global hybrid cloud, AI and business services provider, helping clients in more than 175 countries capitalize on insights from their data, streamline business processes, reduce costs and gain the competitive edge in their industries. Client Spotlight: Analytics Master Data Beneficial Ownership Corporate Hierarchy Data & Solutions Used • Identification of State and Government owned entities for compliance purposes • Connecting master data sources into a relational view • Identification of market growth opportunity Client Challenges D&B + IBM Value-Add and Outcomes • Leveraging the D-U-N-S® Number to drive improved efficiencies with demand creation, customer onboarding, and supplier evaluation • Improved customer segmentation with Government regulations relating to State and Government owned entities • Co-development opportunities, leveraging best-in-class IBM technology with D&B’s data Dun & Bradstreet Investor Day 2023

33 Targets Where We are Going… Revenue Growth Revenue Retention Rate Multi-Year Contracts Vitality Index Mid-Single Digit High 90's ~60% >20% Dun & Bradstreet Investor Day 2023

34 North America Key Takeaways Confidence Ahead: Smart stewards of capital resulting in 100+ new products Migrated 18k clients to modern platforms Trusted, leading position in MDM anchors clients to the D-U-N-S Innovation and execution is fueling the vitality index, client retention and growth Proven Track Record: Greatly improved revenue, more than doubled multi-year contracts Increased vitality index from almost zero to mid-teens Expansion of large enterprise clients, won new ones Dun & Bradstreet Investor Day 2023

Neeraj Sahai President, International Igniting Commerce International Dun & Bradstreet Investor Day 2023

36 How We Are Organized Dun & Bradstreet Investor Day 2023 UKI London, Dublin ~220 Revenue: $120M Europe 18 countries including Nordics and Central Europe ~1,700 Revenue: $340M Asia Pacific China Mainland, Hong Kong SAR, Taiwan, India ~1,100 Revenue: $70M Worldwide Network (WWN) Alliances 240+ countries 13 Alliances Revenue: $110M

International Growth Drivers

Client centric segmentation

Drive **enterprise sales** by leveraging our leading data, global scale, and new solutions

Better serve **SMBs** through new products and platforms

Best of breed solutions

Launch **globalized offerings** that are localized with **market-specific interfaces and data** sets

Upgrade customers to modern platforms and sunset legacy offerings

Leading global data coverage

Secure **rich, relevant and timely data**

Provide **actionable, predictive insights**

Established Strong Momentum

11% Enterprise sales CAGR

Developed **ESG Seal** and expanded **DUNS Registered Seal**

Launched **>100** products

$60M Upgraded **>$60M** of Europe revenue onto modern solutions since Bisnode acquisition

Increased business coverage **~73%**

Expanded UBO coverage **320%**

90 Released **90+** Analytic Scores

Dun & Bradstreet Investor Day 2023

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38 Were (2019) Are (2022) Strong Track Record of Execution Revenue Organic Growth EBITDA Vitality Index $296 1% $638 5% $91 $202 2% 22% Dun & Bradstreet Investor Day 2023 (1) “Were (2019)” represents results for the year ended December 31, 2018

39 UKI Highlights Client Franchise • 16% enterprise sales growth in 2022 • Retention: High-90s Go-to-Market • Focus on vertical specialists to serve enterprises, supplemented by field and inside sales teams • Partnership program driving new revenue streams and distribution channels Product • Full range, diversified • 3 launches in 2022: Risk Analytics with ESG, D&B Hoovers with enhanced contacts Data • Full commercial coverage • Ingesting new data sets, e.g., banking data • Launching consumer blended score in 2023 Key Takeaway • Furthest along in executing strategy; delivering high single digit growth • Model for broader Europe franchise Dun & Bradstreet Investor Day 2023

40 Client Franchise Go-to-Market Product Data Key Takeaway Europe Highlights • 12% Enterprise sales growth in 2022 • ~90% retention rate • Shifting from country-specific field teams to vertical-focused pan-European teams • Introduced solution specialists to accelerate x-sell and new customer acquisition • Upgrading legacy solutions to modern platforms • Migrated >11K clients to new solutions • >30 products launched in 2022, including Finance Analytics, Optimizer • High commercial coverage • Implemented proprietary data quality framework to expand global consistency • Tremendous progress since acquisition • Focus areas above have accelerated organic revenue growth to >3% in 2022, with significant opportunities ahead Dun & Bradstreet Investor Day 2023

41 Client Franchise Go-to-Market Key Takeaway Asia Pacific Highlights • 19% Enterprise sales growth in 2022 • ~80% retention rate • Historically, heavy SMB concentration; successfully initiated vertical-enterprise channel to accelerate growth • Aggressively rolled out global offerings since 2019 • 8 launches in 2022, including Finance Analytics, D&B Connect Progress since 2019: • Expanded coverage by 85M DUNS • Scaled UBO data from 16M to 162M • Large, rapidly maturing markets • Focused execution driving high single digit growth with significant upside Product Data Dun & Bradstreet Investor Day 2023

42 Client Franchise Go-to-Market Key Takeaway Product Data Worldwide Network Highlights • 15% product royalty revenue growth in 2022 • Collaborative approach to wins from major multinational clients • Focused on driving WWN sales of D&B solutions • Providing product specialist and sales support • Aggressively rolled out global offerings since 2019 • 10 launches in 2022 including: Finance Analytics, Risk Analytics, Data Blocks • 52% growth in business coverage from 140M to 213M (2019 to 2022) • Tech and Supply Chain enhancements accelerating data throughput and timeliness • Transformed franchise to be growth driver for Dun & Bradstreet • Accelerated direct revenues from product royalties and indirect revenues from committed data improvements Dun & Bradstreet Investor Day 2023

43 Enabling digital transformation at scale Client Solution Spotlight Firmographic D&B Hoovers Corporate Hierarchy • Understand external data to drive growth and risk mitigation strategy • Understanding complex global corporate data across many geographies • Enhance Frontline’s ability to use data & analytics for lead identification Client Challenges Value-Add and Outcomes • Use of D&B core data assets (DUNS) to identify, resolve, and enrich internal data with external datasets • Identify untapped relationships across company hierarchies and across International borders • Used to supplement MDM data across business- critical application layer to Relationship Managers • Use of D&B Data Assets to help with regulatory reporting obligations to the Prudential Regulatory Authority in the UK Beneficial Ownership Data & Solutions Used Dun & Bradstreet Investor Day 2023 D&B has been a strategic vendor with a tier one global bank, supporting primarily their commercial banking and investment banking services.

44 Targets Revenue Growth EBITDA Margin Product Launches Vitality Index Where We are Going… Mid-to-High Single Digit Mid-to-High 30's >10 / year >25% Dun & Bradstreet Investor Day 2023

45 International Key Takeaways Confidence Ahead: Supplementing successful enterprise model with SMB e-commerce platform Upgrading clients to recently launched modern solutions; releasing new global products Maintaining leading data and analytics Continuing to drive an engaged and high-performance culture Proven Track Record: More than doubled in size – revenues / EBITDA / geographic coverage Accelerated organic growth to mid-single digits Won large enterprise new business accounts Dun & Bradstreet Investor Day 2023

Please return in 20 minutes Refreshment Break Dun & Bradstreet Investor Day 2023

Gary Kotovets, Chief Data & Analytics Officer Mike Manos, Chief Technology Officer Data & Technology: Panel Discussion Dun & Bradstreet Investor Day 2023

Bryan Hipsher Chief Financial Officer Financial Overview Dun & Bradstreet Investor Day 2023

49 Geographic Balance Financial Characteristics Business Characteristics Single Data Cloud; Expanding Solution Set Global blue chip client base Subscription-based revenue model with strong renewal rates Mission-critical data deeply embedded in workflows Scalable cost structure Gross Retention Vitality Index Recurring Revenues Revenue under Multi-year Contracts Contribution Margins 50% 95%96% 15% Dun & Bradstreet Investor Day 2023 60%

50 Historical Trend – Total Company • Accelerated from flat to 3.5% in 2022 (4.4% adjusted for impact of GSA contract) Adjusted Revenues • Bisnode acquisition January 2021 • Eyeota and Netwise in November 2021 • Strengthening US dollar in 2022 impacted revenue growth, before the effect of foreign exchange revenues increased 5.5% Adjusted EBITDA % • Strong Organic Margin Expansion • Bisnode, Eyeota and NetWise acquisitions diluted margins in 2021 and 2022 respectively Organic Revenues Dun & Bradstreet Investor Day 2023 Refer to Appendix for a reconciliation of GAAP to Non-GAAP financial measures

51 Historical Trend - Segments North America Organic Growth driven by • Better Retention • Core Enhancement to Data Assets • User Improvement in Key Platforms • Cross Sell and Upsell of Existing Solutions • Pricing International Organic Growth driven by • Reorganization and focus on international as a growth engine • Localization of New Solutions • New Logo Additions • Product Migrations • 2022 Includes Bisnode as Organic Dun & Bradstreet Investor Day 2023

Revenue Growth Bridge

3-4.5% **2023 Guidance** → **Mid-Term Growth** **5-7%**

North America Mid-Single Digit & International Mid to High-Single Digit Growth

Base Growth

- Gross Retention - 96%
- Pricing ~2%
- Cross Sell 2 to 3%
- New Logos 1 to 2%
- Differentiated New Solutions 1 to 2%

Price Increases

- Pricing power due to mission-critical solutions
- Incremental ability to raise prices as platform migration and upgrades occur (i.e., Bisnode)

Incremental Growth Contribution: **1 to 2%**

New Logos

- Continue to acquire new clients and limit churn of existing clients
- Leverage enhanced coverage from new sales organization to win accounts in all market segments

Incremental Growth Contribution: **1 to 2%**

Develop Innovative Solutions

- Continued focus on solution innovation
- Natural extensions to serve additional needs of clients
- Engaging clients
- Leveraging secular trends

Incremental Growth Contribution: **1 to 2%**

Cross-Sell / Upsell

- Broad suite of solutions to sell into existing client base
- Master Data Management can create bridge throughout organization
- Solution per customer in medium and small businesses is ~1

Incremental Growth Contribution: **0 to 1%**

52

Dun & Bradstreet Investor Day 2023

53 Mid-Term Targets – Total Company Adjusted EPS High Single to Low Double Digit percent growth Net Debt Leverage 3.0X to 3.5X Capex Spend 6 to 7 percent of Revenues Free Cash Flow 80+ percent of Adjusted Net Income Revenue 5 to 7 percent growth Adjusted EBITDA Margin +50 to 100 basis points ●● ● ●● ● Dun & Bradstreet Investor Day 2023

54 Capital Allocation Priorities ● ● ● ● ● Continue to Invest in the Business Repay Debt Pursue Targeted Acquisitions Dividends Share Repurchases Dun & Bradstreet Investor Day 2023

Q A Dun & Bradstreet Investor Day 2023

February 22, 2023 Dun & Bradstreet Investor Day Dun & Bradstreet Investor Day 2023

Appendix

58 Non-GAAP Financial Measures: In addition to reporting GAAP results, we evaluate performance and report our results on the non-GAAP financial measures discussed below. We believe that the presentation of these non-GAAP measures provides useful information to investors and rating agencies regarding our results, operating trends and performance between periods. These non-GAAP financial measures include adjusted revenue, organic revenue, adjusted earnings before interest, taxes, depreciation and amortization ("adjusted EBITDA"), adjusted EBITDA margin, adjusted net income and adjusted net earnings per diluted share. Adjusted results are non-GAAP measures that adjust for the impact due to certain acquisition and divestiture related revenue and expenses, such as costs for banker fees, legal fees, due diligence, retention payments and contingent consideration adjustments, restructuring charges, equity-based compensation, and other non-core gains and charges that are not in the normal course of our business, such as costs associated with early debt redemptions, gains and losses on sales of businesses, impairment charges, the effect of significant changes in tax laws and material tax and legal settlements. We exclude amortization of recognized intangible assets resulting from the application of purchase accounting because it is non-cash and not indicative of our ongoing and underlying operating performance. Recognized intangible assets arise from acquisitions, primarily the Take-Private Transaction. We believe that recognized intangible assets by their nature are fundamentally different from other depreciating assets that are replaced on a predictable operating cycle. Unlike other depreciating assets, such as developed and purchased software licenses or property and equipment, there is no replacement cost once these recognized intangible assets expire and the assets are not replaced. Additionally, our costs to operate, maintain and extend the life of acquired intangible assets and purchased intellectual property are reflected in our operating costs as personnel, data fee, facilities, overhead and similar items. Management believes it is important for investors to understand that such intangible assets were recorded as part of purchase accounting and contribute to revenue generation. Amortization of recognized intangible assets will recur in future periods until such assets have been fully amortized. In addition, we isolate the effects of changes in foreign exchange rates on our revenue growth because we believe it is useful for investors to be able to compare revenue from one period to another, both after and before the effects of foreign exchange rate changes. The change in revenue performance attributable to foreign currency rates is determined by converting both our prior and current periods’ foreign currency revenue by a constant rate. As a result, we monitor our adjusted revenue growth both after and before the effects of foreign exchange rate changes. We believe that these supplemental non-GAAP financial measures provide management and other users with additional meaningful financial information that should be considered when assessing our ongoing performance and comparability of our operating results from period to period. Our management regularly uses our supplemental non-GAAP financial measures internally to understand, manage and evaluate our business and make operating decisions. These non-GAAP measures are among the factors management uses in planning for and forecasting future periods. Non- GAAP financial measures should be viewed in addition to, and not as an alternative to our reported results prepared in accordance with GAAP. Our non-GAAP or adjusted financial measures reflect adjustments based on the following items, as well as the related income tax. Adjusted Revenue We define adjusted revenue as revenue to include a revenue adjustment due to the timing of the completion of the Bisnode acquisition in 2021 and deferred revenue purchase accounting adjustments 2019, 2020 and 2021. Management uses this measure to evaluate ongoing performance of the business period over period. In addition, we isolate the effects of changes in foreign exchange rates on our revenue growth because we believe it is useful for investors to be able to compare revenue from one period to another, both after and before the effects of foreign exchange rate changes. The change in revenue performance attributable to foreign currency rates is determined by converting both our prior and current periods’ foreign currency revenue by a constant rate. Organic Revenue We define organic revenue as adjusted revenue before the effect of foreign exchange excluding revenue from acquired businesses for the first twelve months. In addition, organic revenue excludes current and prior year revenue associated with divested businesses. We believe the organic measure provides investors and analysts with useful supplemental information regarding the Company’s underlying revenue trends by excluding the impact of acquisitions and divestitures. Adjusted EBITDA and Adjusted EBITDA Margin We define adjusted EBITDA as net income (loss) attributable to Dun & Bradstreet Holdings, Inc. excluding the following items: • depreciation and amortization; • interest expense and income; • income tax benefit or provision; • other non-operating expenses or income; • equity in net income of affiliates; • net income attributable to non-controlling interests; • purchase accounting deferred revenue adjustments; • dividends allocated to preferred stockholders; • equity-based compensation; • restructuring charges; • merger, acquisition and divestiture-related operating costs; • transition costs primarily consisting of non-recurring expenses associated with transformational and integration activities, as well as incentive expenses associated with our synergy programs; and • other adjustments primarily related to non-cash charges and gains, including impairment charges and adjustments as the result of the application of purchase accounting mainly related to the deferred commission cost amortization associated with the Take-Private Transaction and revenue adjustment associated with the Bisnode acquisition. In addition, other adjustments also include non-recurring charges such as legal expense associated with significant legal and regulatory matters. We calculate adjusted EBITDA margin by dividing adjusted EBITDA by adjusted revenue.

59 Non-GAAP Reconciliation: Adjusted Revenue ($ IN MILLIONS) YEAR ENDED DECEMBER 31, 2018 2019 2020 2021 2022 GAAP Revenue $1,716.4 $1,617.7 $1,738.7 $2,165.6 $2,224.6 Revenue adjustment due to the Bisnode acquisition (1) - - - 4.6 - Purchase accounting deferred revenue adjustment (2) - 138.9 21.1 0.2 - Adjusted Revenue $1,716.4 $1,756.6 $1,759.8 $2,170.4 $2,224.6 (1) Adjustment related to the timing of the completion of the Bisnode acquisition for the year ended December 31, 2021. (2) Deferred revenue purchase accounting adjustments recorded in accordance with GAAP related to the Take-Private Transaction and acquisitions.

Non-GAAP Reconciliation: Adjusted EBITDA

($ IN MILLIONS)	YEAR ENDED DECEMBER 31,				
	2018	2019	2020	2021	2022
Net income (loss)	$288.1	$(749.7)	$(180.6)	$(71.7)	$(2.3)
Depreciation and amortization	88.7	498.2	537.8	615.9	587.2
Interest expense - net	52.5	306.2	270.4	205.7	191.0
(Benefit) provision for income tax - net	81.6	(145.8)	(112.4)	23.4	(28.8)
EBITDA	$510.9	$(91.1)	$515.2	$773.3	$747.1
Other income (expense) - net	3.3	239.5	11.6	(14.9)	(13.9)
Equity in net income of affiliates	(2.8)	(4.7)	(2.4)	(2.7)	(2.5)
Net income (loss) attributable to the non-controlling interest	6.2	7.2	4.9	5.8	6.4
Purchase accounting deferred revenue adjustment	-	138.9	21.1	0.2	-
Dividends allocated to preferred stockholders	-	114.0	64.1	-	-
Equity-based compensation	10.8	23.4	45.1	33.3	66.0
Restructuring charges	25.4	52.4	37.3	25.1	20.5
Merger and acquisition-related operating costs	11.6	213.1	14.1	14.1	23.4
Transition costs	0.3	32.6	31.9	11.6	24.4
Other adjustments (1)	2.9	(17.7)	(10.4)	1.5	(7.9)
Adjusted EBITDA	$568.6	$707.6	$732.5	$847.3	$863.5
Adjusted EBITDA Margin (%)	*33.1%*	*43.5%*	*41.6%*	*39.0%*	*38.8%*

(1) Adjustments for 2019, 2020, 2021 and 2022 were primarily related to non-cash purchase accounting adjustments for deferred commission assets associated with the Take-Private Transaction and non-recurring legal reserve adjustments related to the FTC matter in 2022 and 2021. Adjustments for 2018 were primarily related to non-recurring legal matters.

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